EXHIBIT 99.1

      EDUCATION MANAGEMENT CORPORATION ANNOUNCES DATE OF SPECIAL MEETING OF
                                  STOCKHOLDERS

    PITTSBURGH, April 27 /PRNewswire-FirstCall/ -- Education Management Corporation (Nasdaq: EDMC), a leading provider of private post-secondary education, today announced that it will hold a special meeting of its shareholders at 10:00 a.m. Eastern time on Thursday, May 25, 2006, to vote on the Company's previously announced acquisition by Providence Equity Partners and Goldman Sachs Capital Partners. The meeting will take place at the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania.

    The Company also announced the receipt of a written response from the U.S. Department of Education to the pre-acquisition review applications filed by the Company, which satisfies the condition to closing applicable to required action by the U.S. Department of Education. The Company anticipates that the transaction will close in June or July of 2006, subject to the approval of the transaction by the Company's shareholders, the receipt of approvals from certain state authorizing agencies and accrediting agencies and the satisfaction of certain other conditions.

    In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement is available free of charge at the Securities and Exchange Commission's website, www.sec.gov, and shareholders of the Company may also obtain the proxy statement free of charge by directing their requests to Education Management Corporation, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Investor Relations.

    The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10?K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.

    Education Management Corporation (http://www.edmc.com) is among the largest providers of private post-secondary education in North America, based on student enrollment and revenue. EDMC has 72 primary campus locations in 24 states and two Canadian provinces. EDMC's education institutions offer a broad range of academic programs concentrated in the media arts, design, fashion, culinary arts, behavioral sciences, health sciences, education, information technology, legal studies and business fields, culminating in the award of associate's through doctoral degrees. EDMC has provided career-oriented education for over 40 years.

    Statements in this press release that relate to future results and events, including statements about EDMC's anticipated financial and operating performance, are forward-looking statements within the meaning of the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks, uncertainties and assumptions, which change over time. Forward-looking statements speak only as of the date they are made and EDMC does not undertake any obligation to update these forward- looking statements. Actual results could differ materially from those anticipated in the forward-looking statements, and future results could differ materially from EDMC's historical performance. Factors that could cause or contribute to such differences include: general economic, political and industry conditions; EDMC's effectiveness in its regulatory compliance efforts; the effects of extensive and changing regulations on EDMC's business; changing market needs and technology; EDMC's ability to add and integrate new schools and grow its online programs; increased competition; EDMC's ability to recruit and retain key personnel; and other matters disclosed in EDMC's Securities and Exchange Commission filings, including EDMC's Annual Report on Form 10-K.

    FOR:  Education Management Corporation
          Investor Contact:
          James Sober, CFA
          Vice President, Finance
          (412) 995-7684

SOURCE  Education Management Corporation
    -0-                             04/27/2006
    /CONTACT: Investor, James Sober, CFA, Vice President, Finance, +1-412-995-7684, Education Management Corporation/
    /Web site:  http://www.edmc.com /
    (EDMC)